SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported): April 8, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    Pennsylvania                  33-70992                      23-2679963
   (State or other            (Commission File                (I.R.S. Employer
   jurisdiction of                 Number)                   Identification No.)
  incorporation or
    organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 12, 2005, the Company entered into an Employment and Non-Competition Agreement with David M. DeMedio to serve as Chief Financial Officer of the Company effective on such date. A description of the agreement is set forth in
Item 5.02 below.

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On April 8, 2005, and effective as of that date, Mary West Young resigned as Chief Financial Officer and Senior Vice President and the employment period under her Employment and Non-Competition Agreement ended.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to a private placement offering, from March 22, 2005 through April 13, 2005, the Company sold 23,333,334 shares of Common Stock at $.15 per share for an aggregate of $3,500,000 to 19 accredited investors. For each share purchased, the Company also granted to the investor a warrant to purchase one share of Common Stock exercisable at $.15 per share at anytime prior to December 31, 2005. The Company agreed to register the shares and the shares underlying the warrants under the Securities Act of 1933, as amended ("Act"), for resale through December 31, 2006. The offer and sale of the shares was exempt from registration under Rule 506 promulgated under Section 4(2) of the Act. The offer and sale thereof did not involve any general advertising or solicitation and the securities contained appropriate restrictive legends under the Act.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 8, 2005, Mary West Young resigned as Chief Financial Officer and Senior Vice President. On April 12, 2005, David M. DeMedio, age 34, was appointed Chief Financial Officer of the Company. Mr. DeMedio has been employed by the Company since 1999 when he served as Controller. In the Summer of 2001, Mr. DeMedio was promoted to Director of Financial Services and in July 2003, Mr. DeMedio served as interim Chief Financial Officer through April 2004. From April 2004 until April 12, 2005, Mr. DeMedio served as Vice President - Financial & Data Services. From 1996 to March 1999, prior to joining the Company, Mr. DeMedio had been employed by Elko, Fischer, Cunnane and Associates, LLC, as a supervisor in its accounting and auditing and consulting practice. Prior thereto, Mr. DeMedio held various accounting positions with Intelligent Electronics, Inc., a multi-billion reseller of computer hardware and configuration services. Mr. DeMedio is a Certified Public Accountant.

The Company and Mr. DeMedio have entered into a one-year Employment and Non-Competition Agreement providing for a base annual salary of $155,000 and discretionary bonuses. Mr. DeMedio was also granted options to purchase up to 300,000 shares of Common Stock of the Company at $.20 per share. The options vest ratably over a two-year period and are exercisable at any time during the two-year period following vesting. The agreement also contains certain confidentiality and non-compete provisions.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        USA TECHNOLOGIES, INC.


                                        By: /s/ George R. Jensen, Jr.
                                           -------------------------------------
                                            George R. Jensen, Jr.,
                                            Chief Executive Officer

Dated:  April 14, 2005